Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS
NOTE 14:	SUBSEQUENT EVENTS

1.	On March 24, 2021 the Company announced that its Board of Directors approved a definitive Merger Agreement (the “Agreement”) with Quoin, a pharmaceutical company focused on rare and orphan diseases.

Under the terms of the Agreement, Cellect shareholders will retain approximately 25% of the combined shares before Altium Capital investment (described below) while the shareholders of Quoin will receive shares of Cellect common stock representing approximately 75% of the pre-investment number of shares. In connection with the merger, Quoin has secured $25 million in committed equity funding from Altium Capital, a highly regarded institutional healthcare investor. The merger agreement provides for certain dilution protections for the pre-closing Cellect shareholders in connection with such equity financing.

The Company has also signed an agreement to sell the entire share capital of its subsidiary company, Cellect Biotherapeutics LTD. (the “Subsidiary”), that will include all of the existing assets, to EnCellX Inc., a newly formed U.S. privately held company based in San Diego, CA (the “Share Transfer”). The Share Transfer is intended to close concurrently with the closing of the Cellect and Quoin merger. In consideration for the Share Transfer, the pre-closing Cellect shareholders will receive a contingent value right (“CVR”) entitling the holders to earnouts comprised of royalties, milestone payments. license fees and exit fees.

Completion of the merger is subject to approval of Cellect and Quoin shareholders and certain other conditions and is expected to close by the end of the second quarter of 2021.